Exhibit 10.06

                                  IC One, Inc.
                           1999 Equity Incentive Plan

                          Article 1 General Provisions

         1.1 PURPOSE OF THE PLAN. This 1999 Equity Incentive Plan is intended to promote the interests of IC One, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive to remain in the service of the Corporation.

         1.2 DEFIN1TIONS. Capitalized terms herein shall have the meanings assigned to such terms below.

                  (a) "Board" shall mean the Corporation's Board of Directors.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c)  "Committee"  shall mean a  committee  of at least two (2)
         Board  members   appointed  by  the  Board  to  exercise  one  or  more
         administrative functions under the Plan.

                  (d) "Common Stock" shall mean the Corporation's common stock, $0.001 par value.

                  (e) "Change in Control" shall mean any of the following transactions: (i) a merger, consolidation or reorganization involving the Corporation in which the stockholders of the Corporation immediately before such merger, consolidation or reorganization own, directly or indirectly, immediately following such merger, consolidation or reorganization, less than fifty percent (50%) of the combined voting power of the outstanding voting securities of the surviving corporation, (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets other than in connection with the liquidation or dissolution of the Corporation, or
         (iii) a transaction in which securities possessing more than fifty percent (50%) of the combined voting power of the outstanding Voting Securities of the Corporation are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction.

                  (f) "Corporate Transaction" shall mean any of the following transactions: (i) a merger, consolidation, or reorganization involving the Corporation that results in any change in the outstanding shares or exchange of the outstanding shares for a different number or kind of shares or other securities of the Corporation or another corporation, or (ii) a sale of all or substantially all of the assets of the Corporation, or (iii) the liquidation or dissolution of the Corporation.

                  (g)  "Corporation"   shall  mean  IC  One,  Inc.,  a  Delaware
         corporation.

                  (h) "Disability" shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical

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         evidence  as  the  Plan   Administrator   deems   warranted  under  the
         circumstances. Disability shall be deemed to constitute Permanent Disability in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

                  (i) "Domestic Relations Order" shall mean any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

                  (j) "Employee" shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

                  (k)  "Exercise   Date"  shall  mean  the  date  on  which  the
         Corporation shall have received written notice of the option exercise.

                  (1) "Fair Market Value" per share of Common Stock shall be:

                           (i) If the Common Stock is listed on any  established
                  stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such Common Stock ( or the closing bid, if no sales were reported) as quoted on such system or exchange for the last market trading day prior to the time of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable;

                           (ii) If the  Common  Stock is  quoted  on the  NASDAQ
                  System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock; or

                           (iii) In the absence of an established  market of the
                  Common Stock, the Fair Market Value thereof shall be determined in good faith by the Plan Administrator, and, in the case of an Incentive Stock Option, in accordance with
                  Section 422 of the Code.

                  (m) "Highly-Compensated Person" shall mean an Optionee or Participant (i) whose compensation per calendar year from the
         Corporation (or any Parent or Subsidiary) equals or exceeds Sixty Thousand Dollars ($60,000) in the aggregate and (ii) who has previously received one or more option grants or stock issuances under the Plan.

                  (n) "Incentive option" shall mean an option that satisfies the requirements of Code Section 422.

                  (o) "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (p) "Non-Statutory Option" shall mean an option not intended to satisfy the requirements of Code Section 422.

                  (q) "Option Grant Program " shall mean the option grant program in effect under the Plan.

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                  (r)  "Optioned  Stock"  means the Common  Stock  subject to an
         Option or a Stock Issuance Agreement.

                  (s) "Optionee" shall mean any person to whom an option is granted under the Option Grant Program.

                  (t) "Parent" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  (u) "Participant" shall mean any person who is issued shares of Common Stock under the Stock Issuance Program

                  (v) "Plan" shall mean the Corporation's 1999 Equity Incentive Plan, as set forth in this document.

                  (w) "Plan Administrator" shall mean either the Board or the Committee, to the extent the Committee is at the time responsible for the administration of the Plan.

                  (x) "Qualified Domestic Relations Order" shall mean a Domestic Relations Order, which substantially complies with the requirements of Code Section 414(P). The Plan Administrator shall have the sole discretion to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order.

                  (y) "Restricted Stock" shall mean a grant of shares of Common Stock pursuant to the terms of the Stock Issuance Program.

                  (z) "Service" shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

                           (aa) "Stock Award Agreement" shall mean the agreement
                  entered into by the 3 Corporation and the Participant at the time of the grant of shares of Restricted under the Stock Issuance Program.

                           (bb) "Stock  Issuance  Program"  shall mean the stock
                  issuance program in effect under the Plan.

                           (cc) "Subsidiary"  shall mean any corporation  (other
                  than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                           (dd) "10% Shareholder"  shall mean the owner of stock
                  (as determined under Code Section 424(d)) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

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         1.3  STRUCTURE  OF THE PLAN.  The Plan  shall be  divided  into two (2)
separate equity programs: (i) the Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Restricted Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary). The provisions of Articles 1 and 4 shall apply to both of the equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

         1.4 ADMINISTRATION OF THE PLAN.

                  (a) The Board shall administer the Plan. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

                  (b) The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option or stock issuance thereunder.

         1.5 ELIGIBILITY.

                  (a) The persons eligible to participate in the Plan are as follows: (i) Employees, (ii) non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary, and (iii) consultants who provide services to the Corporation (or any Parent or Subsidiary).

                  (b) Subject to the terms and conditions of this Plan, the Plan Administrator shall have full authority to determine, (i) with respect to the option grants under the Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the repurchase schedules (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

                  (c) The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

         1.6 STOCK SUBJECT TO THE PLAN.

                  (a) The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares that may be issued over the term of the Plan shall not exceed

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         5,000,000 shares. The maximum number of shares for which options may be granted in any single calendar year shall not exceed 1,500,000 shares.

                  (b) Shares subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are canceled in accordance with the cancellation-re-grant provisions of Article 2. All shares issued under the Plan, whether or not those shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares available for subsequent issuance under the Plan.

                  (c) Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of shares issuable under the Plan and (ii) the number and/or class of shares and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation's preferred stock into shares of Common Stock.

                                    Article 2
                              Option Grant Program

         2.1 OPTION TERMS. Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

                  (a) Exercise Price. The Plan Administrator shall determine, in its sole discretion, the exercise price of all Options; provided, however, that the exercise price shall not be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock on the date of grant.

                  (b) Payment of Exercise Price. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of this Plan and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows: (i) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions
         (a) to a Corporation designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b ) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction. Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

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                  (c)  Exercise  and  Term of  Options.  Each  option  shall  be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date. In addition, the Plan Administrator may also restrict the ability of the Optionees to exercise any option prior to the occurrence of a Corporate Transaction or an initial public offering of the Corporation's Common Stock.

                  (d) Effect of Termination of Service. Except as otherwise expressly provided by the Plan Administrator in the documents evidencing the option, or an amendment thereto, and subject to the provisions of subparagraph (vi) below and the other provisions of the Plan, the following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                           (i) Should the Optionee cease to remain in Service for any reason other than Disability or death, then the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

                           (ii) Should such Service terminate by reason of Disability, then the Optionee shall have a period of six (6) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee. However, should such Disability be deemed to constitute Permanent Disability, then the period during which each outstanding option held by the Optionee is to remain exercisable shall be extended by an additional six (6) months so that the exercise period shall be the twelve (12)-month period following the date of the Optionee's cessation of Service by reason of such Permanent Disability.

                           (iii) Should the  Optionee  die while  holding one or
                  more outstanding options, then the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution shall have a period of twelve (12) months following the date of the Optionee's death during which to exercise each such option.

                           (iv) Under no circumstances,  however, shall any such
                  option be exercisable after the specified expiration of the option term.

                           (v) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Service.

                           (vi) The Plan Administrator may, in its sole discretion, include in the terms of any option or stock issuance award provisions providing for (i) the termination of an option or award, (ii) forfeiture of the gain on any option exercises or realized pursuant to any award, (iii) the right of the Corporation to repurchase any shares acquired pursuant to an option or award, or (iv) forfeiture of shares of Common Stock acquired pursuant to an award (and any proceeds realized

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                  on the sale of the  shares  is  subject  to  repayment  to the
                  Corporation), if an Optionee or Participant engages in any activity during the Optionee's or Participant's employment and such period thereafter as may be determined by the Plan
                  Administrator,   in  competition  with  any  activity  of  the
                  Corporation, or inimical, contrary or harmful to the interests of the Company, including, without limitation (i) conduct related to the Optionee's or Participant's employment for which either criminal or civil penalties may be sought, (ii)
                  the   commission   of  an  act   of   fraud   or   intentional
                  misrepresentation, (iii) embezzlement or misappropriation or conversion of assets or opportunities of the Corporation, (iv) accepting employment with or serving as a consultant, adviser or in any other capacity to, or having an ownership interest in, a person or entity that is in competition with or acting against the interest of the Corporation, (v) disclosing or misusing any confidential or proprietary information of the Corporation, or (vi) a material violation of the Corporation's policies. The Committee may condition any grant on the potential Optionee's or Participant's agreement to such terms
                  and   conditions.   The  Plan   Administrator,   in  its  sole
                  discretion, may waive at any time in writing such a forfeiture
                  provision  and  release  the  Optionee  or  Participant   from
                  liability hereunder.

                  (e) Unvested Shares. The Plan Administrator shall have the discretion to grant options that are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, all or (at the discretion of the Corporation and with the consent of the Optionee) any of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. Except as may be allowed pursuant to Section 2.1
         (d)(vi), the Plan Administrator may not impose a vesting schedule upon any option grant or any shares of Common Stock subject to the option which is more restrictive than twenty percent (20%) per year vesting, beginning one (1) year after the option grant date. However, this minimum vesting requirement shall not be applicable with respect to any option granted to a Highly-Compensated Person.

                  (f) First Refusal Rights. Until such time as the Common Stock is first registered under Section 12(g) of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed disposition by the Optionee ( or any successor in interest) of any shares of Common Stock issued under the Option Grant Program. Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

                  (g) Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may be assigned in accordance with the terms of a Qualified Domestic Relations Order. The assigned option may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

         2.2 INCENTIVE OPTIONS. The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section 2.2,

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all the  provisions  of Articles 1,2 and 4, and shall be applicable to Incentive
Options. Options, which are specifically designated as Non-Statutory Options, shall not be subject to the terms of this Section 2.2.

                  (a) Eligibility. Incentive Options may only be granted to Employees.

                  (b) Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date. If the person to whom the option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date.

                  (c) Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during anyone (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                  (d) 10% Shareholder. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the option term shall not exceed five (5) years measured from the option grant date.

         2.3 CORPORATE TRANSACTION; CHANGE IN CONTROL.

                  (a) In the event of any Corporate Transaction, each outstanding option shall be handled in accordance with the terms of the agreement of merger, consolidation, reorganization, liquidation or dissolution which may provide for either (i) the full vesting and deemed exercise or cashout of such options at closing, (ii) the assumption of such options with such adjustments as may be necessary to entitle the Optionee to receive in respect of each share of Common Stock subject to any outstanding Options upon exercise of any Option, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Corporate Transaction in respect of a share of Common Stock; provided that such Option shall remain subject to all of the terms and conditions of the foregoing, including any vesting or termination provisions, (iii) the grant of an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation, (iv) in the event of a liquidation or dissolution not arising from the sale of the business of the Corporation on a going concern basis, the right to exercise the vested portion of any outstanding options and the termination of any unvested options and any unexercised vested options upon such liquidation or dissolution of the Company, (v) any combination of the foregoing.

                  (b) The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                  (c) In the event of a Change in Control, then unless expressly otherwise provided in an Option Agreement, any restrictions on the exercise of outstanding Options until the occurrence of a Corporate Transaction shall terminate, and the Optionee shall be entitled to exercise any vested options that have become exercisable in accordance with the vesting schedule set forth in the relevant Option Agreement;

         any Options that have not vested shall remain unexerciseable until they vest in accordance with the terms of the Option Agreement.

         2.4 CANCELLATION AND REGRANT OF OPTIONS. The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Option Grant Program and to grant in substitution therefor new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Con1ffiOn Stock on the new option grant date.

         2.5 ADDITIONAL AUTHORITY. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                  (a) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                  (b) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service or death but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

                                    Article 3
                             Stock Issuance Program

         3.1 GRANT. The Plan Administrator may grant awards to Participants of Restricted Stock, which shall be evidenced by a Stock Issuance Agreement between the Corporation and the Participant. Each Stock Issuance Agreement shall contain such restrictions, repurchase rights, terms and conditions as the Plan Administrator may, in its discretion, determine and (without limiting the generality of the foregoing) such Stock Issuance Agreements may require that an appropriate legend be placed on certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Article 3.

         3.2 RIGHTS OF GRANTEE. Shares of Restricted Stock granted pursuant to an award hereunder shall be issued in the name of the Participant as soon as reasonably practicable after the award is granted provided that the Participant has executed a Stock Award Agreement evidencing the award, the appropriate blank stock powers and, in the discretion of the Plan Administrator, an escrow agreement and any other documents which the Plan Administrator may require as a condition to the issuance of such shares. If a Participant shall fail to execute the Stock A ward Agreement evidencing a Restricted Stock A ward, the appropriate blank stock powers and, in the discretion of the Plan Administrator, an escrow agreement and any other documents which the Plan Administrator may require within the time period prescribed by the Plan Administrator at the time the award is granted, the award shall be null and void. At the discretion of the Plan Administrator, shares issued in connection with a Restricted Stock award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Plan Administrator. Unless the Plan Administrator determines otherwise and as set forth in the Stock Award Agreement, upon delivery of the Shares to the escrow agent, the Participant shall have all of the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares.

         3.3 NON-TRANSFERABILITY. Until all restrictions upon the shares of Restricted Stock awarded to a Participant shall have lapsed in the manner set forth in Section 3.4, such shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Participant except as otherwise provided in the Stock Award Agreement.

         3.4 LAPSE OF RESTRICTIONS.

                  (a) Restrictions upon shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Plan Administrator may determine. The Stock A ward Agreement evidencing the award shall set forth any such restrictions.

                  (b) The Agreement evidencing the Award shall set forth any such provisions regarding the effect of a Change in Control, if any, on the award of the Restricted Stock and the restrictions upon such shares of Restricted Stock.

         3.5 MODIFICATION OR SUBSTITUTION. Subject to the terms of the Plan, the Committee may modify outstanding awards of Restricted Stock or accept the surrender of outstanding shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new awards in substitution for them. Notwithstanding the foregoing, no modification of an award shall adversely alter or impair any rights or obligations under the Stock Award Agreement without the Participant's consent.

         3.6 TREATMENT OF DIVIDENDS. At the time an award of shares of Restricted Stock is granted, the Plan Administrator may, in its discretion, determine that the payment to the Participant of dividends, or a specified portion thereof, declared or paid on such shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such shares and (ii) held by the Company for the account of the Participant until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of stock (which shall be held as additional shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Plan Administrator, in its discretion, may determine. Payment of deferred dividends in respect of shares of Restricted Stock (whether held in cash or as additional shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any shares of Restricted Stock shall be forfeited upon the forfeiture of such shares.

         3.7 DELIVERY OF SHARES. Upon the lapse of the restrictions on shares of Restricted Stock or at such other time as set forth in the Stock A ward
Agreement, the Plan Administrator shall cause a stock certificate to be delivered to the Participant with respect to such Shares.

         3.8 FORFEITURE PROVISIONS. The provisions of Section 2. 1 (d)(vi) shall apply to the Stock Issuance Program and shares of Restricted Stock issued thereunder.

                                    Article 4
                                 Miscellaneous

         4.1 FINANCING. The Plan Administrator may permit any Optionee or Participant to pay the option exercise price or the purchase price for shares issued to such person under the Plan by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. However, any promissory notes delivered by a consultant must be secured by property other than the purchased shares of Common Stock. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

         4.2 EFFECTIVE DATE AND TERM OF THE PLAN.

                  (a) The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

                  (b) The Plan shall terminate upon the earliest of (i) the expiration of the ten(10)-year period measured from the date the Plan is adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of options or the issuance of shares under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all options and Stock Purchase Rights then outstanding under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options or issuances.

         4.3 AMENDMENT OF THE PLAN.

                  (a) The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or Stock Purchase Rights at the time outstanding under the Plan, unless the Optionee or the Participant consents to such amendment or modification. In addition, the Board shall not, without the approval of the Corporation's shareholders, increase the maximum number of shares issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation's capitalization.

                  (b) Options to purchase shares of Common Stock may be granted under the Plan and shares of Common Stock may be issued under the Plan that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Plan are held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then
         (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short-Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically canceled and cease to be outstanding.

         4.4 DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Corporation, the Plan Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee or Participant to have the right to exercise his or her Option or Stock Purchase Right until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

         4.5 WITHHOLDING.

                  (a) At such times as an Optionee or Participant recognizes taxable income in connection with the receipt of shares hereunder (a "Taxable Event"), the Optionee or Participant shall pay to the Corporation an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Corporation in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such shares. The Corporation shall have the right to deduct from any payment of cash to an Optionee or Participant an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Corporation, the Optionee or Participant may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Plan Administrator, to have withheld a portion of the shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes-

                  (b) If an Optionee makes a disposition,  within the meaning of
         Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares issued to such Optionee pursuant to the exercise of an Incentive Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such share or shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Corporation thereof, by delivery of written notice to the Corporation at its principal executive office.

         4.6 REGULATORY APPROVALS. The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

         4.7 NO EMPLOYMENT OR SERVICE RIGHTS. Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

         4.8 POOLING TRANSACTIONS. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Corporate Transaction or similar transaction which is also intended to constitute a Pooling Transaction, the Plan Administrator shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Corporation to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option or award, (ii) providing that the payment or settlement in respect of any Option or award be made in the form of cash, shares or securities of a successor or acquiror of the Company, or a combination of the foregoing, and (iii) providing for the extension of the term of any Option or award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or award.

         4.9 EXCLUSITY. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

         4.10 LIMITATION ON LIABILITY. As illustrative of the limitations of liability of the Corporation, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

                  (a) give any person any right to be granted an Option or award other than at the sole discretion of the Plan Administrator;

                  (b) give any person any rights whatsoever with respect to shares except as specifically provided in the Plan;

                  (c) be evidence of any agreement or understanding, expressed or implied, that the Corporation will employ any person at any particular rate of compensation or for any particular period of time.

         4.11 GOVERNING LAW. Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

         4.12 APPLICABLE LAWS. The obligation of the Corporation to sell or deliver shares with respect to Options and awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Plan Administrator.

         4.13 RULES AND REGULATIONS. The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Employees granted Incentive Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

         4.14 SECURITIES REGULATIONS. Each Option and award is subject to the requirement that, if at any time the Plan Administrator determines, in its discretion, that the listing, registration or qualification of shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or award or the issuance of shares, no Options or awards shall be granted or payment made or shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Plan Administrator.

         4.15 RESTRICTIONS ON SHARES. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Plan

Administrator may require any individual receiving shares pursuant to an Option or award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.